UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): September 13, 2016

              OSHKOSH CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  P.O. Box 2566, Oshkosh, Wisconsin 54903
(Address of principal executive offices, including zip code)

           (920) 235-9151
(Registrant’s telephone number, including area code)

_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In November 2015, the board of directors (the “Board”) of Oshkosh Corporation (the “Company”) amended the Company’s By-Laws to implement “proxy access” (allowing eligible shareholders to include their own nominees for director in the Company’s proxy materials along with Board-nominated nominees).  On September 13, 2016, the Board amended the Company’s By-Laws (as so amended, the “Amended By-Laws”) to amend certain terms of the proxy access provisions of the Company’s By-Laws (the “Proxy Access Provisions”).

The amendments to the Proxy Access Provisions effected the following three changes:

1)	reduced the ownership threshold from 5% to 3% for any shareholder or group of up to 20 shareholders who have maintained continuous qualifying ownership of at least that amount of the Company’s outstanding common stock for at least the previous three years to include a specified number of director nominees in the Company’s proxy materials for an annual meeting of shareholders;

2)	eliminated the requirement that a nominating shareholder make a representation and warranty to the Company with respect to the nominating shareholder’s intentions to maintain qualifying ownership of shares of the Company’s outstanding common stock for at least one year after the annual meeting of shareholders at which the nominating shareholder intends to nominate directors for election; and

3)	removed the right of the Company to omit from its proxy materials a shareholder nominee nominated under the Proxy Access Provisions if the nominee was nominated pursuant to the Proxy Access Provisions at one of the Company’s two preceding annual meetings and received a vote of less than 25% of the shares entitled to vote.

The foregoing general description of the amendments to the Proxy Access Provisions is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is filed as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01.                          Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits.  The following exhibit is being filed herewith:

(3.1)	By-Laws of Oshkosh Corporation, as amended effective September 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date:  September 16, 2016                                                                                                By: /s/ Ignacio A. Cortina
Ignacio A. Cortina
Senior Vice President, General Counsel
and Secretary

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated September 13, 2016

Exhibit
Number

(3.1)	By-Laws of Oshkosh Corporation, as amended effective September 13, 2016.